Fees Summary	Oct. 13, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 9,579.13
Total Fee Amount	9,579.13
Total Transaction Valuation	62,567,793.00
Total Offset Amount	0.00
Net Fee	$ 0.00